Supplement dated May 2, 2012
To The Prospectus Dated April 30, 2012 For

ELITE ACCESSSM

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® and through
JNLNY Separate Account I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

The purpose of this supplement is to make changes, effective May 2, 2012, to your prospectus relating to the Investment Divisions available under your Contract.  The updates to your prospectus reflecting these changes are described below with references to those parts of the prospectus modified by this supplement.

►
Under FEES AND EXPENSES TABLES, in the sub-section titled “Total Annual Fund Operating Expenses,” the table providing the minimum and maximum total annual operating expenses charged by the Funds on page 5 of the prospectus is deleted and replaced with the following:

Minimum: 0.57%

Maximum: 4.06%

►
Under FEES AND EXPENSES TABLES, in the sub-section titled “Total Annual Fund Operating Expenses,” the rows applicable to following Funds and their corresponding operating expenses in the second Fund Operating Expenses table on page 6 of the prospectus are deleted and replaced with the following:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Curian Guidance – Moderate Growth Fund	0.20%	0.00%	0.22%E	1.24%E	1.66%
Curian Guidance – Maximum Growth Fund	0.20%	0.00%	0.22%E	1.30%E	1.72%
Curian Guidance – Tactical Moderate Growth Fund	0.20%	0.00%	0.22%E	1.09%E	1.51%
Curian Guidance – Tactical Maximum Growth Fund	0.20%	0.00%	0.22%E	1.42%E	1.84%
Curian Guidance – Institutional Alt 65 Fund	0.20%	0.00%	0.22%E	1.48%E	1.90%
Curian Guidance – Institutional Alt 100 Fund	0.20%	0.00%	0.22%E	1.69%E	2.11%
Curian/Nicholas Convertible Arbitrage Fund	0.85%	0.25%	0.59%E	0.00%	1.69%
Curian/PineBridge Merger Arbitrage Fund	0.85%	0.25%	0.29%E	0.00%	1.39%
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	0.90%	0.25%	2.91%E	0.00%	4.06%

►      The section titled “EXAMPLE” on page 7 of the prospectus is deleted and replaced in its entirety with the following:

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions and the Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor Premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% annual return on assets each year.

The following example includes maximum Fund fees and expenses and the cost of the optional Liquidity Option in years in which a Contract with the Liquidity Option would incur more costs than a Contract without the Liquidity Option.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,185	$2,099	$2,956	$5,442

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,185	$1,668	$2,763	$5,442

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$559	$1,668	$2,763	$5,442

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

______________________________
(To be used with JMV8037NY 04/12)

NMV9094NY 05/12